U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                     FORM 8-K


                                   CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 24, 2003


                            AVERY SPORTS TURF, INC.
            (Exact name of registrant as specified in its charter)


                                   Delaware
           (State or jurisdiction of  incorporation or organization)


                                    0-29447
                            (Commission File Number)

                                    52-2171803
                   (I.R.S. Employer Identification Number)


   7550 24th Avenue South, Suite 168, Minneapolis, Minnesota        55450
      (Address of principal executive offices)                    (Zip Code)


             Registrant's telephone number:  (612) 746-4025, ext. 29

               9 Riverside Industrial Complex, Rome, Georgia 30161 (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     Effective on April 24, 2003, the Registrant has changed the address of its principal executive offices to: 7550 24th Avenue
South, Suite 168, Minneapolis, Minnesota 55450; its new telephone number is:
(612) 746-4025, ext. 29.


                                       SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            Avery Sports Turf, Inc.



Dated: April 25, 2003                       By: /s/  Gary Borglund
                                            Gary Borglund, President